                                                                 Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A

      Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

        DISTRIBUTION DATE:      SEPTEMBER 27, 2002
                              -----------------------

(i)         Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:     $11,329,799.02
                                                                                               --------------------
               ( $0.00011561019 per $1,000 original principal amount of Class I-A-1 Notes)
              ------------------

(ii)        Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:             $0.00
                                                                                               --------------------
               ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
               -----------------

(iii)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                $0.00
                                                                                               --------------------
               ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              ------------------

(iv)        Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:     $7,664,764.82
                                                                                               --------------------

               ( $0.00011304963 per $1,000 original principal amount of Class II-A-1 Notes)
              ------------------

(v)         Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:           $0.00
                                                                                               --------------------
               ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              ------------------

(vi)        Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:         $196,250.21
                                                                                               --------------------
               ( $0.00000200255 per $1,000 original principal amount of Class I-A-1 Notes)
              ------------------

(vii)       Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:       $1,246,676.67
                                                                                               --------------------
               ( $0.00000516222 per $1,000 original principal amount of Class I-A-2 Notes)
              ------------------

(viii)      Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:            $64,936.67
                                                                                               --------------------
               ( $0.00000618444 per $1,000 original principal amount of Class I-B Notes)
              ------------------

(ix)        Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:        $231,628.31
                                                                                               --------------------
               ( $0.00000341635 per $1,000 original principal amount of Class II-A-1 Notes)
              ------------------

(x)         Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:      $2,090,209.33
                                                                                               --------------------
               ( $0.00000546889 per $1,000 original principal amount of Class II-A-2 Notes)
              ------------------

(xi)        Amount of Noteholders' Interest Index Carryover being paid or  distributed (if any) and amount remaining (if any):
              (1) Distributed to Class I-A-1 Noteholders:              $0.00
                                                         ----------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
                 ------------------
              (2) Distributed to Class I-A-2 Noteholders:              $0.00
                                                         ----------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
                 ------------------
              (3) Distributed to Class I-B Noteholders:                $0.00
                                                         ----------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
                 ------------------
              (4) Distributed to Class II-A-1 Noteholders:             $0.00
                                                         ----------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
                 ------------------
              (5) Distributed to Class II-A-2 Noteholders:             $0.00
                                                           --------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
                 ------------------
              (6) Balance on Class I-A-1 Notes:            $0.00
                                                ------------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
                 ------------------


                                   Page 1 of 4
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

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     Distribution Date:  September 27, 2002
                                         ------------------

              (7) Balance on Class I-A-2 Notes:          $0.00
                                                ---------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
                 -----------------
              (8) Balance on Class I-B Notes:            $0.00
                                                ---------------
                  ( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
                 -----------------
              (9) Balance on Class II-A-1 Notes:         $0.00
                                                ---------------
                  ( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
                 -----------------
             (10) Balance on Class II-A-2 Notes:         $0.00
                                                  --------------
                  ( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
                 -----------------

(xii)         (X) Payments made under the Group I Cap Agreement on such date:
                  (          $0.00 with respect to the Class I-A-1 Notes,
                      ------------
                             $0.00 with respect to Class I-A-2 Notes, and
                      ------------
                             $0.00 with respect to Class I-B Notes), and
                      ------------
               (Y) payments made under the Group II Cap Agreement on such date:
                    (        $0.00 with respect to Class II-A-1 Notes and
                      ------------
                             $0.00 with respect to the Class II-A-2 Notes); and
                      ------------
                      the total outstanding amount owed to the Cap Provider:
                             $0.00 with respect to the Group I Cap Agreement and
                      ------------
                             $0.00 with respect to the Group II Cap Agreement.
                      ------------

(xiii)      (X) GROUP I POOL BALANCE at the end of the related Collection Period:    $269,798,167.43         and
                                                                                  -------------------
            (Y) GROUP II POOL BALANCE at the end of the related Collection Period:   $404,860,475.81
                                                                                  ------------------

(xiv)       After giving effect to distributions on this Distribution Date:
           (a) (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:    $28,254,510.85
                                                                       -----------------
                (2) Pool Factor for the Class I-A-1 Notes:       0.288311300
                                                            -----------------
            (b) (1) outstanding principal amount of CLASS I-A-2 Notes:  $241,500,000.00
                                                                       -----------------
                (2) Pool Factor for the Class I-A-2 Notes:       1.000000000
                                                            -----------------
            (c) (1) outstanding principal amount of CLASS I-B Notes:     $10,500,000.00
                                                                       -----------------
                (2) Pool Factor for the Class I-B Notes:         1.000000000
                                                            -----------------
            (d) (1) outstanding principal amount of CLASS II-A-1 Notes:  $37,205,118.95
                                                                       -----------------
               (2) Pool Factor for the Class II-A-1 Notes:       0.548748100
                                                            -----------------
            (e) (1) outstanding principal amount of CLASS II-A-2 Notes:  $382,200,000.00
                                                                       ------------------
                (2) Pool Factor for the Class II-A-2 Notes:      1.000000000
                                                             ----------------
(xv)        NOTE INTEREST RATE for the Notes:
            (a) In general:
                  (1) Three-Month LIBOR
                      for the period from the previous Distribution Date to this Distribution Date was      1.87000%
                                                                                                         ------------
                  (2) the Student Loan Rate was for Group I:  5.80894%    and Group II:   3.94461%
                                                             ----------                  ----------


                                   Page 2 of 4
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

                        KEYCORP STUDENT LOAN TRUST 2001-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A hereto)

                     Distribution Date:  September 27, 2002
                                         ------------------


            (b) Note Interest Rate for the CLASS I-A-1 Notes:     1.94000%     based on     Index-based Rate
                                                              --------------              ----------------------
            (c) Note Interest Rate for the CLASS I-A-2 Notes:     2.02000%     based on     Index-based Rate
                                                              --------------              ----------------------
            (d) Note Interest Rate for the CLASS I-B Notes:       2.42000%     based on     Index-based Rate
                                                              --------------              ----------------------
            (e) Note Interest Rate for the CLASS II-A-1 Notes:    2.02000%     based on     Index-based Rate
                                                              --------------              ----------------------
            (f) Note Interest Rate for the CLASS II-A-2 Notes:    2.14000%     based on     Index-based Rate
                                                              --------------              ----------------------

(xvi)       Amount of MASTER SERVICING FEE for related Collection Period:
                    $339,298.09 with respect to the GROUP I Student Loans and
                 ---------------
                    $508,733.35 with respect to the GROUP II Student Loans
                 ---------------
               ( $0.00000346223 per $1,000 original principal amount of Class I-A-1 Notes,
                 ---------------
                 $0.00000140496 per $1,000 original principal balance of Class I-A-2 Notes
                 ---------------
                 $0.00003231410 per $1,000 original principal balance of Class I-B Notes,
                 ---------------
                 $0.00000750344 per $1,000 original principal balance of Class II-A-1 Notes and
                 ---------------
                 $0.00000133107 per $1,000 original principal balance of Class II-A-2 Notes);
                 ---------------

(xvii)      Amount of ADMINISTRATION FEE for related Collection Period:
                      $1,199.71 with respect to the GROUP I Notes and
                 ---------------
                      $1,800.29 with respect to the GROUP II Notes
                 ---------------
               ( $0.00000001224 per $1,000 original principal amount of Class I-A-1 Notes,
                 ---------------
                 $0.00000000497 per $1,000 original principal balance of Class I-A-2 Notes
                 ---------------
                 $0.00000011426 per $1,000 original principal balance of Class I-B Notes,
                 ---------------
                 $0.00000002655 per $1,000 original principal balance of Class II-A-1 Notes and
                 ---------------
                 $0.00000000471 per $1,000 original principal balance of Class II-A-2 Notes);
                 ---------------

(xviii)     (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                          $0.00 with respect to the GROUP I Student Loans
                ----------------
                          $0.00 with respect to the GROUP II Student Loans
                ----------------
            (b) Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                          with respect to the GROUP I Student Loans
                                                                                     # of
                                                                                     Loans                            $ Amount
                30-60 Days Delinquent                                                  288                          $4,722,452
                61-90 Days Delinquent                                                  156                          $2,430,405
                91-120 Days Delinquent                                                  74                          $  906,525
                More than 120 Days Delinquent                                          473                          $5,187,415
                Claims Filed Awaiting Payment                                           33                          $  211,441

                    and with respect to the GROUP II Student Loans.
                                                                                     # of
                                                                                     Loans                           $ Amount
                30-60 Days Delinquent                                                  935                          $8,309,047
                61-90 Days Delinquent                                                  539                          $5,434,713
                91-120 Days Delinquent                                                 226                          $2,715,963
                More than 120 Days Delinquent                                          298                          $3,297,710
                Claims Filed Awaiting Payment                                          197                          $2,571,293


                                   Page 3 of 4
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

                       KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     Distribution Date:  September 27, 2002
                                         ------------------


(xix)       Amount in the GROUP I PRE-FUNDING Account:           $8,027,057.40
                                                               ----------------
            Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
            payment of principal in respect of the Notes:                $0.00
                                                               ----------------

(xx)        Amount in the GROUP II PRE-FUNDING Account:         $13,021,949.69
                                                               ----------------
            Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
            payment of principal in respect of the Notes:                $0.00
                                                                ---------------

(xxi)       Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date      $133,000.00
                                                                                                       -------------

(xxii)      Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
            Policy:                  $0.00
                     ----------------------

(xxiii)     Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
            Group II Notes Guaranty Insurance Policy                     $0.00
                                                                ---------------

(xxiv)      (A) with respect to the GROUP I INTEREST RATE SWAP:
                the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:   $19,703.94 ;
                                                                                                       -------------
                the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:      $0.00 ;
                                                                                                       -------------
                the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:      $0.00 ;
                                                                                             ----------
                the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:      $0.00 ;
                                                                                             ----------
                and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                          $0.00  ; and
                -----------------
            (B) with respect to the GROUP II INTEREST RATE SWAP:
                the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:   $48,657.86 ;
                                                                                                       --------------
                the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:      $0.00 ;
                                                                                                        -------------
                the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:      $0.00 ;
                                                                                             ----------
                the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:      $0.00 ;
                                                                                             ----------
                and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                          $0.00
                -----------------

(xxv)       the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:     $0.00 ;
                                                                                             -----------
            the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:     $0.00 ;
                                                                                             -----------
            Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:           $0.00 ;
                                                                                              ----------
            Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date         $0.00 ; and
                                                                                              ---------
            Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:        $0.00 .
                                                                                              ----------



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